Exhibit 99.3

1 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Therapeutics Holdings, Inc. Corporate Overview NASDAQ: COEP

2 © 2022 Coeptis Therapeutics, Inc. All rights reserved Cautionary Note Regarding Forward - Looking Statements Certain statements in this Presentation, and statements by management or other persons acting by or on behalf of Coeptis made in connection with this Presentation, constitute “forward - looking statements” within the meaning of the safe harbor provisions of t he United States Private Securities Litigation Reform Act of 1995. Forward - looking statements are neither historical facts nor assurances of future performance. Because forward - looking statements relate to the future, they are inherently subject to significant known and unkno wn risks, uncertainties and other factors that are difficult to predict and are beyond the control of Coeptis. The actual results, lev el of activity, performance or achievements of Coeptis may be materially different from any future results, levels of activity, performance o r a chievements expressed or implied by these forwards - looking statements. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticip ate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or t ren ds. All statements that are not statements of historical matters are forward - looking statements. The forward - looking statements include, but are n ot limited to, statements concerning the expected benefits of the recent business combination involving Coeptis and Bull Horn Holdings C orp . (which changed its name at closing to Coeptis Therapeutics Holdings, Inc.) and the post - business combination operations. The forward - looking statements made in this Presentation are based on Coeptis’ current assumptions and judgments regarding futur e events and results. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Ma ny actual events and circumstances are beyond the control of Coeptis. Some important factors that could cause actual results to differ ma terially from those in any forward - looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact, probability or outcome.

3 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers No Offer or Solicitation: This Presentation is for informational purposes and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Coeptis, or any of its affiliates nor shall there be any sale of securities, inv estment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qua lif ication under the securities laws of any such jurisdiction. No Representation: Neither Coeptis, nor any of its subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to t he accuracy, completeness or reliability of the information contained in this Presentation. To the fullest extent permitted by law, in no ci rcumstances will Coeptis or any of its subsidiaries, shareholders, affiliates, representatives, control persons, partners, members, managers, dir ectors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arisi ng from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in re lat ion thereto or otherwise arising in connection therewith. Date of Information: This Presentation speaks only as of the date hereof. Coeptis does not intend to update or otherwise revise this Presentation following its use, except the extent required by law. Coeptis makes no representation or warranty, express or i mpl ied, as to the accuracy or completeness of any of the information contained in this Presentation.

4 © 2022 Coeptis Therapeutics, Inc. All rights reserved Important Legal Disclaimers cont’d. This Presentation is not a substitute for any other document that Coeptis may file with the SEC, and this Presentation is qua lif ied in its entirety by such SEC filings. Readers may obtain free copies of all documents filed with the SEC by Coeptis and previously b y i ts wholly - owned subsidiary Coeptis Therapeutics, Inc. through the website maintained by the SEC at www.sec.gov . Risk Awareness. Any reader of this Presentation should be aware of the numerous risks facing Coeptis in the operation of its business and pursuit of its growth strategy. Those risks include those that are detailed in sections entitled “Risk Factors” in documents pr eviously or hereafter filed or furnished by Coeptis with the SEC, and you should carefully consider those risks and uncertainties, togeth er with the financial statements and related notes filed with the SEC. Note that there may be also additional risks that are currently n ot known about or that are currently believed to be immaterial may also impair its business, financial condition or results of operations. You sho uld review this Presentation and perform your own due diligence and consult with your own financial and legal advisors, with such risks in co nsi deration.

5 © 2022 Coeptis Therapeutics, Inc. All rights reserved COEPTIS THERAPEUTICS We are a Pittsburgh, PA based pharmaceutical company founded by an experienced team developing innovative cell therapy platforms in oncology .

6 © 2022 Coeptis Therapeutics, Inc. All rights reserved NASDAQ - LISTED CELL THERAPY COMPANY Coeptis Therapeutics Holdings, Inc. (COEP) is now a Nasdaq - listed cell therapy company following the completed Business Combination of Coeptis Therapeutics, Inc. with Bull Horn Holdings Corp. OPTION FOR CAR T PLATFORM WITH MULTIPLE APPLICATIONS Exclusive option agreement with University of Pittsburgh provides access to potentially groundbreaking CAR T technologies. First executed license agreement governs SNAP - CAR, a “multi - antigen” CAR T technology. SNAP - CAR offers potential to target multiple tumor types, including hematological and solid tumors. Corporate Highlights CD38+ CANCERS – INITIAL GEAR - NK TARGET VyGen - Bio’s GEAR - NK enables development of modified NK cell - based therapeutics optimized to be co - administered with targeted antibodies. CD38 - GEAR - NK are modified NK cells that can avoid being ablated by therapies designed to target the CD38 antigen.

7 © 2022 Coeptis Therapeutics, Inc. All rights reserved Completed Business Combination whereby Coeptis Therapeutics, Inc. has become a wholly - owned subsidiary of Coeptis Therapeutics Holdings, Inc. (Nasdaq: COEP), formerly Bull Horn Holdings, Corp. GO - FORWARD PLAN Business Combination expected to provide Coeptis access to capital needed to advance product portfolio highlighted by Pitt assets (SNAP - CAR) and CD38 - GEAR - NK and CD38 - Diagnostic technologies (VyGen - Bio) David Mehalick to lead combined company as President and CEO. Chris Calise, CFO of Bull Horn, joined the combined company Board. BUSINESS COMBINATION COMPLETION Coeptis Business Combination Completed – Coeptis Therapeutic Holdings Emerges

Driving Growth, Building Value


5/18/21
Coeptis Enters into Exclusive Option Agreements w/ VyGen-Bio
Q2 '21
8/19/21
Coeptis Therapeutics Partners with VyGen-Bio, Inc. to Co-develop Two Assets Designed to Improve the Treatment of CD38-Related Cancers
Q3 '21
4/19/22
Coeptis Therapeutics, Inc. and Bull Horn Holdings Corp. Announce Merger Agreement
Q2'22
4/29/22
Coeptis Therapeutics Enters into Exclusive Option Agreement with University of Pittsburgh for Rights to CAR T Technologies
Q2'22
8/31/22
Coeptis Enters Exclusive License Agreement with University of Pittsburgh for Rights to SNAP-CAR
Q3 '22
10/28/22
Coeptis Therapeutics, Inc. and Bull Horn Holdings Corp. Complete Business Combination
Q4 '22
10/31/22
Coeptis Therapeutics Holdings, Inc. Commences Trading on NASDAQ (COEP)
Q4 '22

© 2022 Coeptis Therapeutics, Inc. All rights reserved 8

9 © 2022 Coeptis Therapeutics, Inc. All rights reserved SNAP - CAR A MULTI - ANTIGEN CAR T PLATFORM

Coeptis Option – University of Pittsburgh

OPTION AGREEMENT

Coeptis entered into an option agreement with the University of Pittsburgh for the exclusive rights to license multiple CAR T technologies that offer the potential to address a range of hematologic and solid tumors.

DEVELOP & ADVANCE

Option agreement involves the intellectual property rights to multiple technologies:

- **Universal self-labeling SynNotch and CARs for programable antigen-targeting (SNAP-CAR)**
- **Conditional control of universal CAR T cells through stimulus-reactive adaptors**

PARTNERSHIP STATUS

Coeptis exercised the option to license SNAP-CAR in the field of human cancer with antibody or antibody fragments on Aug. 31, 2022.

The Option has been amended and extended to evaluate additional CAR T licensing opportunities until December 31, 2023.

© 2022 Coeptis Therapeutics, Inc. All rights reserved 10

11 © 2022 Coeptis Therapeutics, Inc. All rights reserved IMMUNOTHERAPY CHALLENGES Reducing potential toxicity: The therapeutic activity of the SNAP - CAR T cells can be controlled by the antibody dose, which we envision would allow clinicians to potentially mitigate toxicity from over - activity. We also envision that the immune response against cancer may also be boosted with additional doses of the tagged tumor - specific antibody. THE GOAL Lowering the chance for cancer relapse: Relapse from CAR T cell therapy which often results from the loss or down - regulation of the targeted protein on the cancer, can potentially be avoided by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. A NOVEL APPROACH Targeting new cancers: SNAP - CAR T cells are a platform technology that is being developed to be combined with tagged, tumor - specific antibodies to potentially target many different tumor types, including hematological malignancies and solid tumors. SNAP - CAR DEVELOPMENT STRATEGY Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not depict precise scientific mechanisms - of - action.

12 © 2022 Coeptis Therapeutics, Inc. All rights reserved CAR T Platform – Market Opportunities CAR T offers the potential to revolutionize cancer treatment; however, there are opportunities to improve upon current CAR T therapies that could enable the technology to be utilized with additional types of cancer, including many solid tumors . SNAP - CAR is currently in the pre - clinical stage of development. Among the initial cancer indications under considerations for development are programs targeting breast cancer and ovarian cancer . CAR T cell therapy market size & share expected to reach $20.56 billion by 2029 from $1.96 billion in 2021, at a compound annual growth rate (CAGR) of 31.6% during forecast period 2022 to 2029. 1 1 Source: Polaris Market Research

13 © 2022 Coeptis Therapeutics, Inc. All rights reserved SNAP - CAR T cells can be controlled by the antibody dose, which may allow clinicians to potentially reduce toxicity from over - activity. Potential to minimize cancer relapse by combining SNAP - CAR T cells with antibodies targeting multiple antigens at once. SNAP - CAR – Potential Advantages 1 2 3 SNAP - CAR T cells can be engineered to potentially target multiple tumor types, including hematological malignancies and solid tumors .

14 © 2022 Coeptis Therapeutics, Inc. All rights reserved GEAR - NK & GEAR DIAGNOSTIC TARGETING CD38 CANCERS

Coeptis Collaboration – VyGen-Bio

EXCLUSIVE OPTION AGREEMENT

Coeptis entered into two exclusive option agreements with VyGen-Bio, Inc., a majority-owned subsidiary of Vycellix, Inc., involving technologies designed to improve the treatment of CD38-related cancers.

DEVELOP & COMMERCIALIZE

Coeptis will assist VyGen-Bio in its efforts to develop and commercialize:

- **CD38-GEAR-NK**, is a pre-clinical *in vitro* proof of concept product designed to protect CD38+ NK cells from destruction by anti-CD38 mAbs.
- **CD38-Diagnostic**, a discovery-stage product designed to analyze if cancer patients might be appropriate candidates for anti-CD38 mAb therapy.

PARTNERSHIP STATUS

Coeptis currently has a 50% (which could scale down to 25%) revenue stream interest and co-development rights for CD38-GEAR-NK and a 50% revenue stream interest related to CD38-Diagnostic from VyGen-Bio. Coeptis is entitled to receive future revenue from both products.

© 2022 Coeptis Therapeutics, Inc. All rights reserved
15

GEAR-NK (CD38) STRATEGY


NK

Natural Killer (NK)
Immune Effector Cell

Anti-CD38 mAb	
CD38 Protein	

Animations herein are provided as visual aids to help articulate hypothesized proof-of-concept in a general manner and do not depict precise scientific mechanisms-of-action.

IMMUNOTHERAPY CHALLENGES
Various immunotherapies for CD38+ tumors are designed to find and kill cells that express the CD38 antigen; therefore, CD38+ NK cells are likely to become collateral damage and with their eradication, the overall anti-tumor response is suboptimal.

THE GOAL
To protect CD38+ Natural Killer (NK) cells so that functional disease-targeting NK cells will not be eradicated, enabling their co-existence with CD38 targeting therapies, and thus allowing for complementary tumor killing and immune surveillance.

A NOVEL COMBINATORIAL APPROACH
Modified NK cells that are co-administered with select monoclonal antibodies and/or other CD38 targeting immunotherapies are in pre-clinical development to enhance and maximize tumor kill via combinatorial approaches otherwise not possible.

© 2022 Coeptis Therapeutics, Inc. All rights reserved
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17 © 2022 Coeptis Therapeutics, Inc. All rights reserved Animations herein are provided as visual aids to help articulate hypothesized proof - of - concept in a general manner and do not de pict precise scientific mechanisms - of - action. Anti - CD38 mAbs (Infused antibodies from current cancer treatments) bind to CD38 proteins and kill both CD38+ Cancer cells and our body’s Natural Killer Cells. CD38 - GEAR - NK are modified, NK cells that can avoid being ablated by therapies designed to target the CD38 antigen, thus enabling the combination of passive immunity with innate active immunity to more efficiently target and eradicate CD38+ malignancies. CURRENT ANTI - CD38 PATHWAY PATHWAY WITH GEAR - NK (CD38) CELL THERAPY

18 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - GEAR - NK – Market Opportunity CD38 - GEAR - NK could change how CD38 - related cancers are treated by protecting CD38+ NK cells from destruction by anti - CD38 mAbs. Opportunity to improve the treatment of CD38 - related cancers, including multiple myeloma, chronic lymphocytic leukemia, and acute myeloid leukemia Multiple myeloma is expected to be the first cancer indication targeted with CD38 - GEAR - NK. The multiple myeloma market in the initial 8 target markets 1 was $16.27B in 2019 and is expected to increase through 2030. 2 1. US, UK, Germany, Spain, France, Italy, China, and Japan 2. Source: DelveInsight

19 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - Diagnostic is an in vitro screening tool to be used prior to initiation of mAb therapy. Being developed to pre - determine which cancer patients are most likely to benefit from targeted anti - CD38 mAb therapies , either as monotherapy or in combination with CD38 - GEAR - NK. Potential to develop as platform technology beyond CD38 to identify patients likely to benefit for a broad range of mAb therapies across multiple indications . CD38 - Diagnostic – Product Overview 1 2 3

20 © 2022 Coeptis Therapeutics, Inc. All rights reserved CD38 - Diagnostic – Market Opportunity Could prevent patients from being subjected to ineffective therapy and enable significant savings to healthcare systems CD38 - Diagnostic provides opportunity to make more cost - effective medical decisions for the treatment of B cell malignancies with high CD38 expression including multiple myeloma. May help to avoid unnecessary administration of anti - CD38 therapies CD38 - Diagnostic designed to be offered as a companion diagnostic for determining patient suitability and likelihood of positive treatment outcomes for CD38 - GEAR - NK and/or CD38 monoclonal antibody therapies.

21 © 2022 Coeptis Therapeutics, Inc. All rights reserved FLEXIBILITY SPEED TO MARKET RETURN ON INVESTMENT Designed to be used as a companion with CD38 GEAR - NK or as a standalone diagnostic screening test to determine which immunotherapies may be responsive to CD38+ tumors Opportunity to expand the market to include use with other monoclonal antibody treatments for additional types of cancers As a medical device, the pathway to FDA approval is often shorter, thereby reducing development costs and increasing speed to market Screening and identifying ineffective monoclonal antibody therapies would enable health insurance plans to approve and reimburse the diagnostic CD38 - Diagnostic – Value Proposition

22 © 2022 Coeptis Therapeutics, Inc. All rights reserved Each GEAR platform being designed to be deployed independently or collectively to further bolster the likelihood of a durable therapeutic response . GEAR Diagnostic being designed to determine the most appropriate anti - CD38 mAb . GEAR NK being designed to help to protect the body’s NK cells from being eradicated during mAb therapy. GEAR PLATFORM ADVANTAGES 1 2 3 When deployed collectively, GEAR NK and GEAR DIAG may enable a more robust treatment option when compared to existing regimens for the treatment of CD38+ cancers.

23 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Scientific Advisory Board Head of the Gene and Cell Therapy Group, Division of Hematology, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Evren Alici M.D., Ph.D. Arnika K. Wagner, Ph.D. Assistant Professor, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Former Dean of Research, Karolinska Institutet and founder of the Center for Infectious Medicine, Department of Medicine, Karolinska Institutet, Karolinska University Hospital, Stockholm Hans - Gustaf Ljunggren, M.D., Ph.D.

24 © 2022 Coeptis Therapeutics, Inc. All rights reserved COEPTIS MANAGEMENT TEAM Dave Mehalick Co - Founder, President & CEO 30 years of diverse business experience in healthcare, information technology and finance including consulting, capital markets, private equity, and investments Christine Sheehy Co - Founder & CFO 30 years of finance and operational experience, mainly in pharmaceutical and life science startup companies leading design and development of global systems Gary Conte SVP Sales and Marketing 30 years of pharmaceutical experience including senior roles in sales, marketing, business development, training, managed care, analytics and reporting Dan Yerace Co - Founder & VP Operations 10+ years of pharmaceutical experience including roles in global supply chain, operations, business development, and procurement

25 © 2022 Coeptis Therapeutics, Inc. All rights reserved Anticipated Development Plans • Execute Sponsored Research Agreement with the University of Pittsburgh to expand pre - clinical work • Upon completion of GAP analysis, initiate IND development plans with leading CRO SNAP - CAR • Pre - clinical in vitro proof - of - concept evaluations • In vivo evaluations planned for 1H 2023 CD38 GEAR NK • Evaluating shortest medical device pathway to FDA approval • Initiate POC testing in blood samples of Multiple Myeloma patients CD38 DIAGNOSTIC

26 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Investment Thesis Cell and gene therapies have the potential to “disrupt” current treatment paradigms. Early - stage development assets in this space are being routinely acquired by larger pharma companies. CAR T technologies being developed at University of Pittsburgh have the potential to target hematologic and solid tumors, including breast and ovarian cancer. Leverage Business Combination and Nasdaq listing to strengthen access to capital and enable additional potential in - licensing opportunities.

27 © 2022 Coeptis Therapeutics, Inc. All rights reserved Coeptis Investor Relations Contact: Bill Borden Senior Vice President Tiberend Strategic Advisors Mobile: 732 - 910 - 1620 bborden@tiberend.com coeptistx.com